UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2009

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

PRIMUS TELECOMMUNICATIONS HOLDING, INC.

PRIMUS TELECOMMUNICATIONS IHC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7901 Jones Branch Drive, McLean, VA 22102

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (703) 902-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.03.	Bankruptcy or Receivership

As previously disclosed: on March 16, 2009, Primus Telecommunications Group, Incorporated (“Group”) and three of its subsidiaries, Primus Telecommunications Holding, Inc. (“Holding”), Primus Telecommunications International, Inc. (“PTII”) and Primus Telecommunications IHC, Inc., (“IHC” and together with Group, Holding and PTII, collectively, the “Debtors”) each filed a voluntary petition (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for reorganization relief (“Reorganization”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., as amended (the “Bankruptcy Code”); subsequently, the Debtors sought and received an order directing the joint administration of the Chapter 11 Cases under the caption In re: Primus Telecommunications Group, Incorporated, et al., Debtors Case No. 09-10867; and on April 8, 2009, a First Amended Joint Plan of Reorganization of Primus Telecommunications Group, Incorporated and its Affiliate Debtors was filed by the Debtors in the Bankruptcy Court. A creditors’ committee has not been appointed in these cases by the United States Trustee.

This Form 8-K/A is being filed to report that on April 20, 2009, a Second Amended Joint Plan of Reorganization of Primus Telecommunications Group, Incorporated and its Affiliate Debtors was filed by the Debtors in the Bankruptcy Court (the “Plan”). The following summary of the Plan is qualified in all respects by the actual terms of the Plan, which are set forth in Exhibit 2.1 hereto and incorporated herein by reference.

The Plan provides for a plan of reorganization of the Debtors on terms similar to that contemplated by the Plan Support Agreement dated March 16, 2009 (the “Plan Support Agreement”), except for such principal differences relating to the treatment of lenders under the $100 million senior secured term loan among such lenders, Holding and Group (as obligors) and certain affiliated subsidiary guarantors (the “Term Loan”) pursuant to a proposed amendment to the Term Loan described below.

On April 14, 2009, certain lenders under the Term Loan agreed to a term sheet (the “Term Loan Modification Term Sheet”) concerning a Term Loan amendment that is to be documented and executed upon satisfaction of a number of conditions precedent, including replacement of the Administrative Agent under the Term Loan and receipt of replacement Administrative Agent approval. Additionally, on April 14, 2009, certain lenders under the Term Loan entered into a forbearance agreement and agreed to forbear certain remedies arising out of the Chapter 11 Cases, subject to certain conditions and potential termination of forbearance (the “Term Loan Forbearance Agreement”). The Plan provides for treatment of the Term Loan as provided for under the Term Loan Modification Term Sheet so long as the Lenders and the Administrative Agent forbear and support the Plan.

The Term Loan Modification Term Sheet and the Term Loan Forbearance Agreement reflect the elevated nature of negotiations with the senior secured Term Loan lenders concerning support by the Term Loan lenders of the Plan; however, a definitive amendment to the Term Loan has not been negotiated and documented in full, and such amendment is subject to consent by certain noteholders and ultimately must be approved by the Bankruptcy Court.

A summary of the terms of the proposed Term Loan amendment as provided for under the Term Loan Modification Term Sheet, a summary of treatment of other creditors of the Debtors under the Plan Support Agreement, and a summary of the Term Loan Forbearance Agreement can be found under Item 3 of Group’s Annual Report on Form 10-K filed with the SEC on April 15, 2009; such summaries are incorporated by reference herein. See “Item 3. Legal Proceedings — Legal Proceedings Related to the Chapter 11 Cases; Term Loan Facility,” “— Plan Support Agreement” and “— Forbearance Agreement.” See also Item 1A and Item 7 therein for a description of certain risks and uncertainties related to the Chapter 11 Cases.

* * * * * * * * * *

Statements in this document concerning the Plan and the Debtors constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on current expectations, and are not strictly historical statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on our current plans or assessments which are believed to be reasonable as of the date of this filing. Factors and risks that could cause actual results or circumstances to differ materially from those set forth or contemplated in forward-looking statements include, without limitation: (i) the ability of the Debtors to reach agreement on a definitive Term Loan agreement amendment, to secure requisite noteholder consent and to consummate the contemplated Chapter 11 plan of reorganization; (ii) the potential adverse impact of the Chapter 11 filings on the operations, management and employees of the Debtors and their subsidiaries, and the risks associated with operating businesses under Chapter 11 protection; (iii) the potential need to modify or to amend the contemplated Chapter 11 plan of reorganization; (iv) the potential need to secure an approved debtor-in-possession financing facility; (v) the ability to service substantial indebtedness; (vi) operating business unit customer, vendor, carrier and third-party responses to the Chapter 11 filings; (vii) potential adverse actions that may be pursued by certain senior lenders including the Term Loan group in the event the Forbearance Agreement is terminated; and (viii) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission (including those listed under Item 1, 1.A, 3 and 7 in our annual report on Form 10-K filed with the SEC on April 15, 2009) and with the U.S. Bankruptcy Court in connection with the Debtors’ Chapter 11 filing, including but not limited to (a) the continuation (or worsening) of trends involving the strengthening of the United States dollar, as well as general fluctuations in the exchange rates of currencies, particularly any strengthening of the United States dollar relative to foreign currencies of the countries where we conduct our foreign operations; (b) the possible inability to raise additional capital or refinance indebtedness when needed, or at all, whether due to adverse credit market conditions, our credit profile or otherwise; (c) a continuation (or worsening) of turbulent or weak financial and capital market conditions; (d) a continuation (or worsening) of global recessionary economic conditions, including the effects of such conditions on our customers and our accounts receivables and revenues; (e) fluctuations in prevailing trade credit terms due to the Debtors’ Chapter 11 filings or uncertainties concerning our financial position, or otherwise; and (f) adverse regulatory rulings or changes in the regulatory schemes or requirements and regulatory enforcement in the markets in which we operate and uncertainty regarding the nature and degree of regulation relating to certain services. As such, actual results or circumstances may vary materially from such forward-looking statements or expectations. Readers are also cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date these statements were made. We are not necessarily obligated to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Exhibits.

Exhibit No.	Description
2.1	Second Amended Joint Plan of Reorganization of Primus Telecommunications Group, Incorporated and its Affiliate Debtors, as filed by the Debtors with the Bankruptcy Court on April 20, 2009

2.2	Disclosure Statement related to Second Amended Joint Plan of Reorganization of Primus Telecommunications Group, Incorporated and its Affiliate Debtors, as filed by the Debtors with the Bankruptcy Court on April 20, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated April 23, 2009	By:	/s/ THOMAS R. KLOSTER
	Name:	Thomas R. Kloster
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Second Amended Joint Plan of Reorganization of Primus Telecommunications Group, Incorporated and its Affiliate Debtors, as filed by the Debtors with the Bankruptcy Court on April 20, 2009

2.2	Disclosure Statement related to Second Amended Joint Plan of Reorganization of Primus Telecommunications Group, Incorporated and its Affiliate Debtors, as filed by the Debtors with the Bankruptcy Court on April 20, 2009